Exhibit 10.10
Form10-SB
Energytec, Inc.



                      List of V. Houston A Lease Assignors


                      Name                 Working Interest Assignee
            -------------------------      -------------------------
            Allan Manka                           1.333333%
            Richard L. Holt, Trustee              2.66%
            Cary Shaffer                          3.99%
            Barron Cheek                          0.665%
            Thomas Hernandez                      1.33%
            Larry Miller                          6.65%
            Billy D. Hooper                       2.66%



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